UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 10, 2006

                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                   001-11001                   06-0619596
         --------                   ---------                 --------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
              (Registrant's Telephone Number, Including Area Code)

                           No Change Since Last Report
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications pursuant to Rule  425 under the Securities  Act (17
     CFR 230.425)

[  ] Soliciting material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
          ----------------------------------------------

          On April 11, 2006, the Company announced that Jerry Elliott, President of the Company, is leaving the Company. The Company and Mr. Elliott are parties to an employment agreement dated as of September 1, 2004. Upon his departure from the Company, pursuant to the employment agreement, all of Mr. Elliott's unvested restricted stock will be cancelled and the Company will have no further obligations to Mr. Elliott under the employment agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers
          ---------------------------------

          The Company's Board of Directors elected Ms. Kathleen Q. Abernathy to serve as a Director of the Company effective April 10, 2006.

          On April 11, 2006, the Company announced that Jerry Elliott, President of the Company, is leaving the Company. Mr. Elliott will leave the position of President no later than May 10, 2006. As previously reported, Mr. Elliott had earlier resigned his position as Acting Chief Financial Officer, effective April 17, 2006, in connection with the appointment of Donald Shassian as Chief Financial Officer, effective as of the same date.

          The duties of the Company's President will be assumed by members of Citizens' Senior Leadership Team, including Maggie Wilderotter, Chairman and CEO; Daniel J. McCarthy, Executive Vice President and Chief Operating Officer; Jake Casey, Executive Vice President; and Donald Shassian, Citizens' new Chief Financial Officer. Upon Mr. Elliott's departure from the Company, the title of President will be assumed by Ms. Wilderotter.

          In connection with his departure from the Company, Mr. Elliott resigned as a member of the Board of Directors, effective April 10, 2006.

          Mrs. Wilderotter, 51, has been associated with the Company since September 2004 when she was elected President and Chief Executive Officer. Previously, she was Senior Vice President - Worldwide Public Sector in 2004, Microsoft Corp. and Senior Vice President - Worldwide Business Strategy, Microsoft Corp., 2002 to 2004. Before that she was President and Chief Executive Officer, Wink Communications, 1996 to 2002. Mrs. Wilderotter is a member of the board of directors of The McClatchy Company and Xerox Corporation. A description of the material terms of Mrs. Wilderotter's employment agreement (the "Wilderotter Agreement") is incorporated herein by reference to the Company's 2005 Proxy Statement dated April 20, 2005. The Wilderotter Agreement is filed as Exhibit 10.16 to the Company's Quarterly Report on Form 10-Q for nine months ended September 30, 2004.

Item 8.01 Other Events
          ------------

          The information set forth in the press release, dated April 11, 2006, announcing plans to release the Company's first quarter 2006 results, attached hereto as Exhibit 99.2, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

         (d)   Exhibits

               99.1 Press release dated April 10, 2006, announcing the election of Kathleen Q. Abernathy as a director of the Company.

               99.2 Press release dated April 11, 2006, announcing plans to release the Company's first quarter 2006 results.

               99.3  Press   release    dated   April   11,   2006,   announcing
                     organizational changes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY


Date:  April 13, 2006          By: /s/ Robert J. Larson
                                  --------------------------
                                  Robert J. Larson
                                  Senior Vice President and
                                  Chief Accounting Officer